Property, equipment and leasehold improvement, net	6 Months Ended
Jun. 30, 2025
Property, Plant and Equipment [Abstract]
Property, equipment and leasehold improvement, net

5. Property, equipment and leasehold improvement, net

The following is a summary of property, equipment and leasehold improvement, net:

	December 31, 2024	June 30, 2025
	RMB	RMB
Leasehold improvement	3,735	3,740
Furniture and office equipment	1,311	1,142
Electronic equipment and others	4,476	4,374
Total property, equipment and leasehold improvement	9,522	9,256
Less: accumulated depreciation	(8,154)	(8,126)
Property, equipment and leasehold improvement, net	1,368	1,130

Depreciation expenses were RMB0.6 million and RMB0.3 million for the six months ended June 30, 2024 and 2025, respectively. No impairment charge was recognized for any of the periods presented.

CHECHE GROUP INC.

NOTES TO UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(CONTINUED)

(All amounts in thousands, except for share and per share data)